UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – September 18, 2016

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC, but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed, on July 29, 2016, EFH Corp. and EFIH entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NextEra Energy, Inc. (“NEE”) and EFH Merger Co., LLC (“Merger Sub”), a wholly-owned subsidiary of NEE. On September 18, 2016, EFH Corp., EFIH, NEE and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Amendment”) to, among other things, increase the Merger Sub Cash Amount (as defined in the Merger Agreement and prior to any adjustments) by $300,000,000 to $4,396,000,000 and decrease the amount of the Merger Sub Cash Amount deposited into the Asbestos Account (as defined in the Merger Agreement) by $150,000,000 to $100,000,000. Other than as expressly modified pursuant to the Amendment, the terms, conditions and other provisions of the Merger Agreement, which was filed as Exhibit 10(b) to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission by EFH Corp., EFIH and EFCH on July 29, 2016, remain in full force and effect.

The above description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10(a) to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Amended and Restated Plan Support Agreement

As previously disclosed, on July 29, 2016, each of EFH Corp., EFIH, EFIH Finance Inc., certain of EFH Corp.’s direct and indirect subsidiaries signatories thereto and NEE entered into a Plan Support Agreement (the “Plan Support Agreement”). On September 19, 2016, the Plan Support Agreement was amended and restated to, among other things, add certain unsecured creditors of EFH Corp. as additional parties thereto (the “Amended Plan Support Agreement”).

The above description of the Amended Plan Support Agreement is qualified in its entirety by reference to the Amended Plan Support Agreement, a copy of which is attached as Exhibit 10(b) to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 8.01.	Other Information.

On September 19, 2016, the Bankruptcy Court approved the Merger Agreement, as amended by the Amendment, and the Amended Plan Support Agreement. As previously disclosed in the Current Report on Form 8-K/A filed with the Securities and Exchange Commission by EFH Corp., EFIH and EFCH on July 29, 2016, the closing of the transactions contemplated by the Merger Agreement is subject to various other conditions precedent. There can be no assurance as to whether such conditions will be satisfied.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10(a)	Amendment

10(b)	Amended Plan Support Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

Dated: September 20, 2016